UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2026
RHYTHM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
222 Berkeley Street
12th Floor
Boston, MA 02116
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (857) 264-4280
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RYTM	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
On April 1, 2026, the Board of Directors (the “Board”) of Rhythm Pharmaceuticals, Inc. (the “Company”) elected Kimberly J. Popovits as a non-employee director of the Company, effective on the same date. Ms. Popovits will serve as a Class II director to hold office until the Company’s 2028 annual meeting of stockholders and until her successor is duly elected and qualified or until her earlier death, resignation or removal.  Ms. Popovits will be compensated in accordance with the Company’s non-employee director compensation policy, which has been previously filed with the SEC as Exhibit 10.6 to Rhythm’s Annual Report on Form 10-K for the year ended December 31, 2025. In addition, Ms. Popovits and the Company will enter into the Company’s standard indemnification agreement, a form of which has been previously filed with the SEC as Exhibit 10.1 to Rhythm’s Annual Report on Form 10-K for the year ended December 31, 2025.

On April 1, 2026, Edward T. Mathers provided notice of his resignation from the Board, effective on the same date. Mr. Mathers’s resignation was not caused by any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

Item 7.01. Regulation FD Disclosure

A press release announcing the election of Ms. Popovits to the Board and the resignation of Mr. Mathers from the Board was issued on April 3, 2026, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following Exhibit 99.1 shall be deemed to be furnished and not filed.

Exhibit No.	Description
99.1	Press release dated April 3, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: April 3, 2026	By:	/s/ Hunter Smith
Hunter Smith
Chief Financial Officer